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                                 UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                August 22, 2002
                                ---------------
                Date of Report (Date of Earliest Event Reported)


                      Opsware Inc. (f/k/a Loudcloud, Inc.)
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             (Exact name of registrant as specified in its charter)



           Delaware                   000-32377               94-334-0178
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)


                  599 N. Mathilda Avenue, Sunnyvale, CA 94085
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              (Address of principal executive offices) (Zip code)


                                 (408) 744-7300
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              (Registrant's telephone number, including area code)


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ITEM 5: OTHER EVENTS

     On August 22, 2002, Opsware Inc. reported its results for its second quarter ended July 31, 2002. A copy of the press release is attached hereto as
Exhibit 99.1

     On August 22, 2002, Ospware Inc. also announced that Roderick M. Sherwood III, the company's Executive Vice President and Chief Financial Officer, will be leaving the company for personal reasons. Mr. Sherwood will remain interim Chief Financial Officer to facilitate the smooth transition of his responsibilities. In addition, Sherwood will be certifying the company's financial statements in its upcoming Form 10-Q.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1   Press Release, dated August 22, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 22, 2002                OPSWARE INC.

                                      By: /s/ Benjamin A. Horowitz
                                          -----------------------------
                                          Benjamin A. Horowitz
                                          President and Chief Executive Officer


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                                 Exhibit Index

         99.1     Press release, dated August 22, 2002.